UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2014

(Exact name of registrant as specified in charter)

Wyoming	000-08447	83-0219465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jon S. Cummings, IV
1000 5th Street, Suite 200
Miami, Florida 33139
(305) 704-3294

Registrant's telephone number, including area code:  (305) 704-3294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

OMEGA COMMERCIAL FINANCE CORP.

CURRENT REPORT ON FORM 8-K

ITEM 8.01.

OTHER EVENTS.

On July 1, 2014, Omega Commercial Finance Corp. (the “Company”) received approval from the Financial Industry Regulatory Authority (“FINRA”) of the one-for-twenty (1:20,000) thousand reverse stock split with an effective date of July 2, 2014.  The Company’s stock trading symbol reverted from “OCFND” back to “OCFN” on July 31, 2014 to reflect the completion of the reverse stock split process.  As of July 31, 2014, there are 53,828,343 shares of the Company’s common stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2014	Omega Commercial Finance Corp.

By: /s/ Jon S. Cummings, IV
Jon S. Cummings, IV
Chief Executive Officer

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